UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/09/2005

SIZELER PROPERTY INVESTORS INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-09349

MD	72-1082589
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2542 Williams Blvd., Kenner, LA 70062
(Address of Principal Executive Offices, Including Zip Code)

504-471-6271
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

On February 14, 2005, Sizeler Property Investors, Inc. (the "Company") filed a Form 8-K under Item 4.01, Changes in Registrant's Certifying Accountant. In connection therewith, the Company provided KPMG LLP with a copy of the disclosure under Item 4.01 and requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the statements under Item 4.01 of such Form 8-K; and, if not, stating the respects which it does not agree. On February 15, 2005, the Company received a copy of the letter from KPMG LLP to the Securities and Exchange Commission, which is attached as exhibit 16.1 hereto.

Item 9.01.    Financial Statements and Exhibits

Ex. 16.1        Letter of KPMG LLP to the Securities and Exchange Commission dated February 15, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

SIZELER PROPERTY INVESTORS, INC.

Date: February 15, 2005.	By:	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr.
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated February 15, 2005